UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 10, 2007

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02	Results of Operations and Financial Condition

On May 10, 2007, Consolidated Edison, Inc. (Con Edison) issued a press release reporting, among other things, its earnings for the three months ended March 31, 2007. The press release is “furnished” as an exhibit to this report pursuant to Item 2.02 of Form 8-K.

ITEM 8.01	Other Events

On May 16, 2007, Con Edison completed, pursuant to an underwriting agreement with J.P. Morgan Securities Inc., the sale of 11,000,000 of its Common Shares ($.10 par value) (the Common Shares). The Common Shares were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-136267, effective August 3, 2006) with the prospectus contained therein relating to an indeterminate aggregate principal amount of Con Edison’s unsecured debt securities, Preferred Shares ($1.00 par value) and Common Shares ($.10 par value).

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 1	Underwriting Agreement relating to the Common Shares.

Exhibit 5	Opinion and consent of Peter A. Irwin, Esq., Vice President, Legal Services of Con Edison of New York relating to the Common Shares.

Exhibit 99	Press release, dated May 10, 2007, furnished pursuant to Item 2.02 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Edward J. Rasmussen
Edward J. Rasmussen
Vice President and Controller

Date: May 16, 2007

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